Significant Portions of Deferred Tax Assets and Deferred Tax Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Deferred tax assets
Net operating loss carryforwards	$ 26,605	$ 21,595
Other	1,811	2,586
Deferred tax assets, gross	28,416	24,181
Valuation allowance (net operating loss)	(678)	(678)
Deferred tax assets	27,738	23,503
Deferred tax liabilities
Containers, net	31,778	31,816
Other	812	904
Deferred tax liabilities	32,590	32,720
Net deferred tax liabilities	$ 4,852	$ 9,217